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                      AGREEMENT AND PLAN OF MERGER


            THIS AGREEMENT AND PLAN OF MERGER ("Merger Agreement") is entered into as of June 20, 1997, by and between AEROSOL COMPANIES HOLDING CORPORATION, a Delaware corporation ("ACHC"), and AEROSOL SERVICES HOLDING CORPORATION, a Delaware corporation ("ASHC").

                                RECITALS:

            A. ACHC and ASHC are each corporations duly organized and existing under the laws of the State of Delaware.

            B. On the date of this Merger Agreement, ACHC's authorized capital consists of 1,000,000 shares of Common Stock, par value $.01 per share (the "ACHC Common Stock"), of which 700,000 shares are issued and outstanding.

            C. On the date of this Merger Agreement, ASHC's authorized capital consists of 1,000,000 shares of Common Stock, par value $.001 per share (the "ASHC Common Stock"), of which 629,842 shares are issued and outstanding, and 30,000 shares of Preferred Stock, par value $.001 per share (the "ASHC Preferred Stock"), all of which are issued and outstanding.

            D. The respective Boards of Directors of ACHC and ASHC have determined that it is advisable and in the best interests of each such corporation that ACHC merge with and into ASHC upon the terms and subject to the conditions of this Merger Agreement.

            E. The respective Boards of Directors of ACHC and ASHC have, by resolutions duly adopted, approved this Merger Agreement. The respective stockholders of ACHC and ASHC have, by a majority of the shares of each of ACHC and ASHC outstanding, adopted and approved this Merger Agreement.

            F. The parties intend by this Merger Agreement to effect a "reorganization" under Section 368 of the Internal Revenue Code of 1986, as amended.

                          TERMS AND PROVISIONS:

            In consideration of the foregoing recitals and of the following terms and provisions, and subject to the following conditions, it is agreed:

            1. MERGER. At the Effective Time (as defined in this Section l), ACHC shall be merged with and into ASHC (the "Merger"), ASHC shall be the surviving corporation of the Merger (hereinafter sometimes referred to as the "Surviving Corporation"), and the separate corporate existence of ACHC shall cease. The Merger shall become effective on the date that a Certificate of Merger is filed with the Secretary of State of the State of Delaware. The date and time when the Merger shall become effective is herein referred to as the "Effective Time."

            2.  GOVERNING DOCUMENTS.

                a. The Certificate of Incorporation of ASHC as in effect immediately prior to the Effective Time shall constitute the Certificate of Incorporation of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable law, except that the Certificate of Incorporation of ASHC shall be amended at the Effective Time to:

                     (1) change the name of the Surviving Corporation to Outsourcing Services Group, Inc.; and

                     (2) increase the authorized number of shares of ASHC Common Stock to 2,000,000, and to amend the terms of the ASHC Preferred Stock to, among other things, authorize 3,750 shares of Series A Preferred Stock (the "ASHC Series A Preferred Stock") and 26,250 shares of Series B Preferred Stock (the "ASHC Series B Preferred Stock") as more fully described in the Certificate of Merger.

                b. The Bylaws of ASHC as in effect immediately prior to the Effective Time shall constitute the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

            3. OFFICERS AND DIRECTORS. The persons who are listed below as officers and directors of ASHC shall, after the Effective Time, be the officers and directors of the Surviving Corporation, without change until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate of Incorporation and Bylaws and applicable law.

  Officers                           Position

  Walter K. Lim                      Chairman, President


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  Samuel D. Garretson                Vice Chairman
  Howard C. Lim                      Executive Vice President
  John G. Hewson                     Chief Operating Officer
  Joseph W. Sortais                  Chief Financial Officer,
                                     Treasurer, Secretary


  Directors

  Walter K. Lim
  Samuel D. Garretson
  Howard C. Lim
  Frank Edelstein
  Michael S. Gordon
  Joseph A. Marino
  John H. Morris
  Robert M. Wadsworth


            4. NAME. The name of the Surviving Corporation shall be changed to Outsourcing Services Group, Inc.

            5. SUCCESSION. At the Effective Time, the separate corporate existence of ACHC shall cease, and the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public or private nature and be subject to all the restrictions, disabilities and duties of ACHC; and all the rights, privileges, powers and franchises of ACHC, and all property, real, personal and mixed, and all debts due to ACHC on whatever account, as well as for share subscriptions and all other things in action, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of ACHC, and the title to any real estate vested by deed or otherwise shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and liens upon any property of ACHC shall be preserved unimpaired, and all debts, liabilities and duties of ACHC shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; provided, however, that such liens upon property of ACHC will be limited to the property affected thereby immediately prior to the Merger. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of ACHC, its stockholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to ACHC.

            6. FURTHER ASSURANCES. From time to time, as and when required or requested by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of ACHC such deeds, assignments and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of ACHC and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of ACHC or otherwise, to take any and all such actions and to execute and deliver any and all such deeds, assignments and other instruments.

            7. CONVERSION OF SHARES. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

                a. Each share of ASHC Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into, and shall become, 0.756478 fully paid and nonassessable shares of ASHC Common Stock, rounded to the nearest whole share.

                b. Each share of ACHC Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into, and shall become, 1.219115 fully paid and nonassessable shares of ASHC Common Stock, rounded to the nearest whole share.

                c. Each share of ASHC Preferred Stock issued to Nancy N. Lim and outstanding immediately prior to the Effective Time shall be converted into, and shall become, one fully paid and nonassessable share of ASHC Series A Preferred Stock. All accrued and unpaid dividends payable to Nancy N. Lim on the ASHC Preferred Stock immediately prior to the Effective Time shall continue to be payable in accordance with the terms of the ASHC Series A Preferred Stock.

                d.   Each share of ASHC Preferred Stock issued to Walter
 K. Lim and Howard C. Lim and outstanding immediately prior to the Effective Time shall be converted into, and shall become, one fully paid and nonassessable share of ASHC Series B Preferred Stock. All accrued and unpaid dividends payable to Walter K. Lim and Howard C. Lim, respectively, on the ASHC Preferred Stock immediately prior to the Effective Time shall be paid to Walter K. Lim and Howard C. Lim upon redemption of the ASHC Series B Preferred Stock as part of the liquidation dividend preference on


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 the Series B Preferred Stock.

            8. STOCK CERTIFICATES. At and after the Effective Time, all of the outstanding certificates which immediately prior to the Effective Time represented shares of ACHC Common Stock, ASHC Common Stock and ASHC Preferred Stock shall be deemed for all purposes to evidence ownership of, and to represent shares of, the ASHC Common Stock, ASHC Series A Preferred Stock and ASHC Series B Preferred Stock into which the shares formerly represented by such certificates have been converted as herein provided. The registered owner on the books and records of ASHC, ACHC or their transfer agent(s) of any such outstanding stock certificate shall, until such certificate has been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting or other rights with respect to and to receive any dividends and other distributions upon the shares of ASHC Common Stock, ASHC Series A Preferred Stock or ASHC Series B Preferred Stock evidenced by such outstanding certificate as above provided.

            9.  REPRESENTATIONS AND WARRANTIES.

                a. ACHC hereby represents and warrants to ASHC as follows:

                     (1) ACHC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to perform this Agreement and to conduct its business as it is presently being conducted.

                     (2) The execution and delivery of this Agreement by ACHC and the performance of its obligations hereunder have been duly authorized by the directors and stockholders of ACHC, and no other corporate action or approval by ACHC is necessary for the execution, delivery or performance of this Agreement by ACHC. This Agreement has been duly executed and delivered by ACHC, and is a valid and binding obligation of ACHC, enforceable against it in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or limiting creditors' rights generally, and (b) general principles of equity (whether considered in an action in equity or at law).

                b.  ASHC hereby represents and warrants to ACHC as follows:

                    (1) ASHC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to perform this Agreement and to conduct its business as it is presently being conducted.

                    (2) The execution and delivery of this Agreement by ASHC and the performance of its obligations hereunder have been duly authorized by the directors and stockholders of ASHC, and no other corporate action or approval by ASHC is necessary for the execution, delivery or performance of this Agreement by ASHC. This Agreement has been duly executed and delivered by ASHC, and is a valid and binding obligation of ASHC, enforceable against it in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or limiting creditors' rights generally, and (b) general principles of equity (whether considered in an action in equity or at law).

            10. CONDITIONS. The consummation of the Merger and related transactions are subject to satisfaction of the following conditions prior to the Effective Time:

                 a. All necessary action shall have been taken to authorize the execution, delivery and performance of the Merger Agreement by ACHC and ASHC.

                 b. All regulatory approvals necessary or desirable in connection with the consummation of the Merger and the transaction contemplated thereby shall have been obtained.

                 c. No suit, action, proceeding or other litigation shall have been commenced or threatened to be commenced which, in the opinion of ACHC or ASHC would pose a material restriction on or impair the consummation of the Merger, performance of this Merger Agreement or the conduct of the business of the Surviving Corporation after the Effective Time, or create a risk of subjecting ACHC or ASHC, or their respective stockholders, officers or directors, to material damages, costs, liability or other relief in connection with the Merger or this Merger Agreement.

            11. GOVERNING LAW. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts entered into and to be performed wholly within the State of Delaware.

            12. AMENDMENT. Subject to applicable law and subject to the rights of the stockholders of ACHC or ASHC further to approve any amendment which would have a material adverse effect on such stockholders, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time


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 with respect to any of the terms contained herein.

            13. DEFERRAL OR ABANDONMENT. At any time prior to the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned or the time of consummation of the Merger may be deferred for a reasonable time by the Board of Directors of either ACHC or ASHC, or both, notwithstanding approval of this Merger Agreement by the stockholders of either ACHC or ASHC, or both, if circumstances arise which, in the opinion of the Board of Directors of ACHC or ASHC, make the Merger inadvisable or such deferral of the time of consummation advisable.

            14. COUNTERPARTS. This Merger Agreement may be executed in any number of counterparts, each of which when taken alone shall constitute an original instrument and when taken together shall constitute one and the same Agreement.

            15. ASSURANCE. ACHC and ASHC agree to execute any and all documents, and to perform such other acts, which may be necessary or expedient to further the purposes of this Merger Agreement.


                       [Signature Page Follows]



                [SIGNATURE PAGE - MERGER AGREEMENT]


              IN WITNESS WHEREOF, ACHC and ASHC have caused this Merger Agreement to be signed by their respective duly authorized officers and delivered as of the date first written above.



                                AEROSOL COMPANIES HOLDING
                                CORPORATION, a Delaware corporation


                                By: /s/ Joseph Sortais
                                    -------------------------------
                                    Joseph W. Sortais
                                    Chief Financial Officer


 ATTEST:


 By: /s/ Walter Lim
    ------------------------
    Walter K. Lim, President


                                AEROSOL SERVICES HOLDING
                                CORPORATION, a Delaware corporation


                                By: /s/ Joseph Sortais
                                   --------------------------------
                                   Joseph W. Sortais
                                   Chief Financial Officer


 ATTEST:


 By: /s/ Walter Lim
     ------------------------
     Walter K. Lim, President